UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2011.

CONOCOPHILLIPS

ConocoPhillips

600 N. DAIRY ASHFORD

MCLEAN BUILDING #3025

HOUSTON, TX 77079

Meeting Information

Meeting Type: Annual

For holders as of: March 14, 2011

Date: May 11, 2011 Time: 9:00 a.m. Central Time

Location: Omni Houston Hotel at Westside 13210 Katy Freeway Houston, Texas 77079

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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3) BY E-MAIL*: sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3.

1. ELECTION OF DIRECTORS

Nominees:

1a. Richard L. Armitage

1b. Richard H. Auchinleck

1c. James E. Copeland, Jr.

1d. Kenneth M. Duberstein

1e. Ruth R. Harkin

1f. Harold W. McGraw III

1g. James J. Mulva

1h. Robert A. Niblock

1i. Harald J. Norvik

1j. William K. Reilly

1k. Victoria J. Tschinkel

1l. Kathryn C. Turner

1m. William E. Wade, Jr.

2. Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2011.

3. Advisory Approval of Executive Compensation.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION ON ITEM 4.

4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 5.

5. Approval of 2011 Omnibus Stock and Performance Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 6-13.

6. Gender Expression Non-Discrimination.

7. Political Contributions.

8. Report on Grassroots Lobbying Expenditures.

9. Accident Risk Mitigation.

10. Company Environmental Policy (Louisiana Wetlands).

11. Greenhouse Gas Reduction Targets.

12. Report on Financial Risks from Climate Change.

13. Canadian Oil Sands.

14. In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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